UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Artec Global Media, Inc.
(Exact name of registrant as specified in its charter)

Nevada	99-0381772
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

249 South Highway 101, #324	Solana Beach, CA 92075
(Address of principal executive offices)	(Zip Code)

 Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
75,000,000 Shares of Common Stock	OTC-BB

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box  ☐

Securities Act registration statement file number to which this form relates: 333-181340

Securities to be registered pursuant to Section 12(g) of the Act:

Not Applicable

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

Common Stock, 75,000,000 Shares authorized par value $0.001.

Item 2. Exhibits

None.

2

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Artec Global Media, Inc

Date: April 21, 2015	By:	/s/ Caleb Wickman
Caleb Wickman
Chief Executive Officer
(Principal Executive Officer and duly authorized signatory)